UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018 (May 25, 2018)
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SERITAGE GROWTH PROPERTIES
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, Suite 1530 New York, New York	10110
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2018, the Board of Trustees of the Company (the “Board”) elected Sharon Osberg as a trustee of the Company and as a member of Class II of the Board and appointed Ms. Osberg as a member of the Compensation Committee of the Board.
Ms. Osberg, 68, now retired, worked for 25 years in financial technology development and management.  The bulk of her career was spent at Wells Fargo Bank where she became Executive Vice President in charge of the newly created Online Financial Services Division.  She was responsible for charting the bank’s internet course and growing the online business.  After leaving Wells Fargo, Ms. Osberg was Chief Operating Officer for 724 Solutions, Inc. in Toronto, Canada, and has held various consulting positions for insurance, banking, and technology companies.  She also served on the Board of Directors of The Sequoia Fund for 12 years, holding the position of Chairperson from 2013 until retirement. She currently serves on the boards of Felidae, a non-profit conservation and research organization, and Orangutan Foundation International, a non-profit conservation organization.   She holds a BA degree from Dickinson College.  Ms. Osberg is a two-time world bridge champion; 5-time national bridge champion; and an avid wildlife photographer/videographer.
Ms. Osberg was not elected as a trustee of the Company pursuant to any arrangement or understanding with any other person. Ms. Osberg has no family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Osberg has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board has determined that Ms. Osberg qualifies as “independent” under the rules of the New York Stock Exchange, including as required to serve as a member of the Compensation Committee of the Board.
Ms. Osberg will be compensated for serving as a trustee of the Company in the same way as the other non-employee trustees of the Company are compensated, as described in the Company’s proxy statement relating to the 2018 annual meeting of the Company’s shareholders filed with the Securities and Exchange Commission on March 13, 2018.

A copy of the press release announcing Ms. Osberg’s election as a trustee of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
	Name:	Matthew Fernand
	Title:	Executive Vice President, General Counsel & Secretary

Date: May 29, 2018

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 29, 2018.